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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       FORM 8-K


                                    CURRENT REPORT





                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported):  October 28, 1998
                                                  ------------------


                            Zebra Technologies Corporation
                  ---------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


           Delaware                    00-19406                 36-2675536
------------------------------      -------------          -------------------
 (State or Other Jurisdiction        (Commission               (IRS Employer
        of incorporation)            File Number)          Identification No.)


         333 Corporate Woods Parkway, Vernon Hills, IL                60061
     -------------------------------------------------             ----------
           (Address of Principal Executive Offices)
                         (Zip Code)


          Registrant's telephone number, including area code (847) 634-6700


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

(a) Pursuant to a merger agreement dated as of July 9, 1998 by and among Zebra Technologies Corporation, a Delaware corporation (the "Parent"), Spruce Acquisition Corp., a California corporation, wholly owned by the Parent ("Merger Sub"), and Eltron International, Inc., a California corporation (the"Company"), Merger Sub has merged with and into the Company (the "Merger"). Pursuant to the Merger, each outstanding share of Common Stock of the Company was converted into nine-tenths (0.90) of one share of Class B Common Stock, $.01 par value per share, of Parent (the "Exchange Ratio") at the closing which occurred on October 28, 1998. The Exchange Ratio was the result of arm's length negotiations between the Parent and the Company.

     There exists no material relationship between the Parent and the Company, or between any affiliates of such entities.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


(a)  Financial Statements of Business Acquired.

     Audited financial statements of the Parent required pursuant to Regulation S-X have been previously filed with the Commission by the Parent on September 18, 1998, as part of a Registration Statement Form S-4, as amended (File No. 333-60241), and are incorporated by reference into this Report on Form 8-K.

(b)  Pro Forma Financial Information.

     The pro forma financial information required pursuant to Article 11 of Regulation S-X has been previously filed with the Commission by the Parent on September 18, 1998, as part of a Registration Statement Form S-4, as amended (File No. 333-60241), and is incorporated by reference into this Report on Form 8-K.


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(c)  Exhibits.

     2.1 Agreement and Plan of Merger dated as of July 9, 1998 by and among Zebra Technologies Corporation, a Delaware corporation, Spruce Acquisition Corp., a California corporation, and Eltron International, Inc., a California corporation. The Parent agreed to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.1/

     2.2 Employment Agreement dated as of July 9, 1998 between Zebra Technologies Corporation, a Delaware corporation, and Donald K. Skinner.1/

     2.3 Employment Agreement dated as of July 9, 1998 between Zebra Technologies Corporation, a Delaware corporation, and Hugh K Gagnier.1/

     2.4 Employment Agreement dated as of July 9, 1998 between Zebra Technologies Corporation, a Delaware corporation, and Patrice J. Foliard.1/





















--------------------------

1/ Filed as part of the Registration Statement on Form S-4, as amended (File No. 333-60241), and incorporated by reference into this Report on Form 8-K.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ZEBRA TECHNOLOGIES CORPORATION



                              By:  /s/ Edward L. Kaplan
                                  ----------------------------------------
                                   Edward L. Kaplan
                                   President and Chief Executive Officer



Dated:  November 6, 1998












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                                    EXHIBIT INDEX




Exhibit #                          Item
----------     ----------------------------------------------------------------
    2.1        Agreement and Plan of Merger dated as of July 9, 1998 by and among Zebra Technologies Corporation, a Delaware corporation,
               Spruce Acquisition Corp., a California corporation, and Eltron
               International, Inc., a California corporation.1/

    2.2 Employment Agreement dated as of July 9, 1998 between Zebra Technologies Corporation, a Delaware corporation, and Donald K. Skinner.1/

    2.3 Employment Agreement dated as of July 9, 1998 between Zebra Technologies Corporation, a Delaware corporation, and Hugh K Gagnier.1/

    2.4 Employment Agreement dated as of July 9, 1998 between Zebra Technologies Corporation, a Delaware corporation, and Patrice J. Foliard.1/








-----------------------

1/ Filed as an Exhibit to the Registration Statement on Form S-4, as amended (File No. 333-60241), and incorporated herein by reference.



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